Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 19, 2005
                                                 ---------------

                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      000-30997                 84-1508866
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                07004
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (973) 227-7168
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

      On August 19, 2005, the registrant issued a press release regarding the completion of a private placement from which the registrant received gross proceeds of approximately $2,000,000. A copy of the press release is attached as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   Exhibits

            Exhibit No.                      Description

            99.1                             Press Release dated August 19, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           ASTRALIS LTD.


Date:  August 19, 2005                               By: /s/ James Sharpe
                                                         -----------------------
                                                         James Sharpe
                                                         Chief Executive Officer